November 13, 1996


                     DREYFUS ASSET ALLOCATION FUND, INC.
              Supplement to Statement of Additional Information
                            Dated August 21, 1996



          The following information supplements and supersedes any contrary information contained in the section of the Fund's Statement of Additional Information entitled "Investment Objectives and Management Policies-- Management Policies--Derivatives."

            Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Fund may be required to segregate permissible liquid assets in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting the Fund's ability otherwise to invest those assets.